AVAST LIMITED

LONG TERM INCENTIVE PLAN

RSU AWARD AGREEMENT

RECITALS

A.The Board has adopted the Avast Limited Long Term Incentive Plan (as amended from time to time, the “Plan”) for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and the members of the Group Company.

B.The Participant is to render valuable services to the Company and/or any member of the Group Company, and this RSU Award Agreement (including any additional terms set forth on any appendices attached hereto, this “Agreement”) is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the the Company’s issuance of rights in respect of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) in the form of Restricted Stock Units (each, an “RSU”).

C.All capitalized terms in this Agreement shall have the meaning assigned to them herein. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.Grant of Restricted Stock Units. The Company hereby awards to the Participant RSUs under the Plan. Each RSU represents the right to receive one Share on the vesting date of that RSU, subject to the provisions of this Agreement and the Plan. The number of Shares subject to this Award, the applicable vesting schedule for the RSUs and the Shares, the dates on which those Vested Shares shall be issued to the Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement.

2.Grant Acceptance; Acknowledgement. The Company and the Participant agree that the RSUs are granted under and governed by the Grant Notice (as defined below), this Agreement and the provisions of the Plan. The Participant: (a) acknowledges receipt of a copy of the Plan prospectus, (b) represents that the Participant has carefully read and is familiar with the provisions thereof, and (c) hereby accepts the RSUs subject to all of the terms and conditions of this Agreement set forth herein, in the Plan and in the Grant Notice. If the Participant does not wish to receive the RSUs and/or does not consent and agree to the terms and conditions on which the RSUs are offered, as set forth in this Agreement (including any appendices hereto) and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than thirty (30) days following the Award Date (as defined below) set forth in the Grant Notice. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled for no consideration. The Participant’s failure to reject this Award within this thirty (30) day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

1

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:
The Award Date shall mean the date the RSUs are granted to the Participant pursuant to this Agreement (the “Award Date”) and shall be the date indicated in the notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing Participant with notice of the issuance of an RSU award pursuant to the Plan and terms of this Agreement (the “Grant Notice”).

Vesting Schedule:

The RSUs shall Vest pursuant to the schedule set forth in the Grant Notice (the “Vesting Schedule”).

The RSUs allocated to each applicable vesting date shall Vest on that date only if the Participant’s services have not been terminated as of such date, and no additional RSUs shall Vest following the Participant’s date of a Termination of Service (as defined below) (the “Termination Date”).

If the Participant’s Termination of Service is by reason of death or Disability, the award shall Vest in full as of immediately prior to such Termination Date.

The Participant acknowledges and agrees that the Vesting Schedule may change prospectively in the event that the Participant’s service status changes between full and part-time status in accordance with Company policies relating to work schedules and vesting of awards.

Issuance Schedule:

The Shares in which the Participant Vests in accordance with the foregoing Vesting Schedule shall be issuable as set forth in Section 7. However, the actual number of Shares to be issued will be subject to the provisions of
Section 8 pursuant to which the applicable withholding taxes are to be collected.

3.Limited Transferability. This Award, and any interest therein, shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner by the Participant, other than by will or by the laws of descent and distribution, unless otherwise determined by the Committee or its delegate(s) in accordance with the terms of the Plan on a case-by-case basis.

4.Cessation of Service. Subject to the provisions of the Vesting Schedule set forth above, if the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a member of the Group Company is terminated for any or no reason (whether or not in breach of local labor laws) (a “Termination of Service”) any unvested RSUs will be immediately thereafter cancelled and forfeited for no consideration, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled and forfeited RSUs and the Participant’s right to receive Shares pursuant to the RSUs and Vest in such RSUs under the Plan will terminate effective as of the Participant’s Termination Date; in no event will the Participant’s service be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law). For purposes of this Award, a transfer of employment between the Company and any member of the Group Company shall not constitute a Termination of Service. The Committee shall have the sole discretion to determine when the Participant is no longer actively providing service for purposes of the Plan and the Participant’s Termination Date.

5.Corporate Transaction.

a.In the event of a Change of Control, any or all outstanding RSUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as

2

was provided to stockholders (after taking into account the existing provisions of the RSUs), in each case in accordance with Section 13 of the Plan.

b.In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Section 5(a) above) pursuant to a Change of Control, this Award will expire on such transaction at such time and on such conditions as the Board shall determine in accordance with the Plan.

c.Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these RSUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

6.Adjustment in Shares. The Participant acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Should any change be made to the shares of Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities and any Dividend Equivalent Rights (as defined below) issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder in accordance with Section 14 of the Plan.

7.Issuance of Shares of the Company’s Common Stock.

a.As soon as practicable following the applicable vesting date of any portion of the RSU (including the date (if any) on which vesting of any portion of this RSU accelerates), the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying Shares that so vested, subject, however, to the provisions of Section 8 pursuant to which the applicable Tax-Related Items (as defined below) are to be collected. In no event shall the date of settlement (meaning the date that Shares are issued) be later than two and one half (2½) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. The value of Shares shall not bear any interest owing to the passage of time.

b.If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any shares of Common Stock subject to the RSUs

3

that are subject to Section 409A of the Code that otherwise would have been settled during the first six (6) months following the Participant’s separation from service will instead be settled on the earliest of (i) the seventh (7th) month following the Participant’s separation from service or (ii) the date of the Participant’s death following the Participant’s separation from service, unless the settlement of those shares of Common Stock are exempt from Section 409A of the Code.

c. In no event shall fractional Shares be issued.

d. Except as set forth in clause (e) below, the holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the RSUs until the Participant becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax-Related Items (as defined below).

e. As of any date that the Company pays an ordinary cash dividend on its shares of Common Stock, the Company shall credit the Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its shares of Common Stock on such date, multiplied by (ii) the total number of RSUs (with such total number adjusted pursuant to Section 6 of this Agreement, and Section 4.1 of the Plan) subject to this Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 7(e) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original RSUs to which they relate; provided, however, that the amount of any vested Dividend Equivalent Rights shall be paid in cash. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 7(e) with respect to any RSUs which, immediately prior to the record date for that dividend, have either been paid pursuant to this Section 7 or terminated pursuant to Section 4.

8. Tax-Related Items. Regardless of any action the Company or the Participant’s actual employer within the Group Company (the “Employer”) takes with respect to any or all income tax, social insurance, fringe benefit tax, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s responsibility and that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the vesting or settlement of the RSUs, accrual or payment of Dividend Equivalent Rights, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (b) do not commit to structure the terms of the Award or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax-Related Items. The Participant acknowledges that if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the settlement of the Participant’s RSUs, the Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations of the Company and/or the Employer. In this regard, the Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Participant from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer. With the Company’s consent, these arrangements may also include, if permissible under local law, (a) withholding Shares that otherwise would be issued to the Participant when the Participant’s RSUs are settled, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum statutory withholding amount, (b) having the Company withhold from the proceeds of the sale of the Shares, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf and the Participant hereby authorizes such sales by this authorization), (c) the Participant’s payment of a cash amount, or (d) any other arrangement approved by the Company; all under such rules as may be established by the Committee and in compliance with the Company’s Insider Trading Policy and 10b5-1 Trading Plan Policy, if applicable; provided however, that if the Participant is a Section 16 officer of the Company under the Exchange Act (a “Section 16 Officer”), then the Committee (as constituted in accordance with Rule 16b-3 under the Exchange Act) shall establish the method of withholding from alternatives (a)-(d) above, and the Committee shall establish the method prior to the Tax- Related Items withholding event. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates in the Participant’s

4

jurisdiction. If Tax- Related Items are withheld in excess of the Participant’s actual tax liability, the Participant may seek a refund of any over-withheld amount in cash from the local tax authority and will have no entitlement to the equivalent in the shares of Common Stock. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the Vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

The “fair market value” of these Shares, determined as of the effective date when taxes otherwise would have been withheld in cash, will be applied as a credit against the withholding taxes. The Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, the Participant acknowledges that the Company has no obligation to deliver Shares to the Participant until the Participant has satisfied the obligations in connection with the Tax-Related Items as described in this Section 8.

Unless determined otherwise by the Committee in advance of a Tax-Related Items withholding event, the method of withholding for this RSU will be (a) above.

9. Compliance with Laws and Regulations.

a.The issuance of Shares pursuant to the RSU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the shares of Common Stock may be listed for trading at the time of such issuance.

b.The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any shares of Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the shares of Common Stock as to which such approval shall not have been obtained.

10. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries designated by the Participant (subject to the restrictions on transfer as set forth in this Agreement and the Plan).

11. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices with attention to the General Counsel. Any notice required to be given or delivered to the Participant shall be in writing

5

and addressed to the Participant at the address on file with the Company. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

12.Construction. This Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the RSU.

13.Governing Law and Venue. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the courts of Delaware, or the federal courts for the United States District Court for the District of Delaware, and no other courts, where this grant is made and/or to be performed.

14.Excess Shares. If the Shares covered by this Agreement exceed, as of the date the RSU is granted, the number of Shares which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of Shares issuable under the Plan is obtained in accordance with the provisions of the Plan.

15.Employment at Will. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment or service of the Company or the Employer for any period of specific duration, or be interpreted as forming or amending an employment or service contract with the Company or the Employer, or interfere with or otherwise restrict in any way the rights of the Company or the Employer or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service with the Company or the Employer at any time for any reason, with or without cause.

16.Limitations Applicable to Section 16 Officers. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is a Section 16 Officer, the Plan, this Agreement and the RSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

17.Entire Agreement. The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or any member of the Group Company in effect as of the date a determination is to be made under this Agreement.

18.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

6

19.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, RSUs granted under the Plan or future RSUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20.Appendices. Notwithstanding any provisions in this Agreement, this Award shall be subject to the terms and conditions set forth in any appendices to this Agreement. Moreover, if the Participant relocates between countries, the country-specific terms for the new country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any appendices constitute part of this Agreement.

21.Waiver. The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant.

22.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on this Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

23.Award Subject to Company Clawback or Recoupment. The RSUs shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the Participant’s employment or other service with the Company or the Employer that is applicable to executive officers, employees, directors or other service providers of the Company or the Employer, and in addition to any other remedies available under such policy and applicable law may require the cancelation of the Participant’s RSUs (whether Vested or unvested) and the recoupment of any gains realized with respect to the Participant’s RSUs.

7

***

If the Participant does not agree with the terms of this Agreement and the Plan, the Participant must reject the RSUs via the e*trade website no later than thirty (30) days following the Award Date; non-rejection of the RSUs will constitute the Participant’s Acceptance of the RSUs on the terms on which they are offered, as set forth in this Agreement (including the appendices hereto) and the Plan.

8

APPENDIX A

ADDITIONAL PROVISIONS FOR PARTICIPANTS LOCATED OUTSIDE OF THE UNITED STATES

Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement or the Plan.

1.Nature of the Grant. In accepting the RSUs, the Participant acknowledges, understands and agrees that:

(a.) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement;

(b.) the grant of RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded in the past;

(c.) all decisions with respect to future grants of RSUs, if any, will be at the sole discretion of the Company;

(d.)    the Participant’s participation in the Plan is voluntary;

(e.) the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not intended to replace any pension rights or compensation;

(f.) the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

(g.) unless otherwise agreed with the Company, the RSUs and the Shares subject to the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of a Subsidiary or Affiliate;

(h.) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(i.) if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of RSUs may increase or decrease;

(j.) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the Participant’s Termination (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of this Award to which the Participant is otherwise not entitled, the Participant agrees not to institute any claim against the Company, or any Parent, Subsidiaries or Affiliates or the Employer;

(k.) neither the Company, the Employer nor any Parent, Subsidiary or Affiliate shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement;

(l.) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan; and

(m.) the Participant should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

2.Language. The Participant acknowledges and agrees that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to enable him or her to understand the terms and conditions of this Agreement. Further, if the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

3.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s country, the broker’s country or the country in which the Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country, which may affect the Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., RSUs) or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company, as defined by the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a "need to know" basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities, where third parties include fellow employees. The insider trading and/or market abuse laws may be different from any Company Insider Trading Policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter.

4.Foreign Asset/Account and Exchange Control Reporting. The Participant’s country may have certain exchange controls and foreign asset and/or account reporting requirements which may affect his or her ability to purchase or hold Shares under the Plan or receive cash from his or her participation in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Further, the Participant may be required to repatriate Shares or proceeds acquired as a result of participating in the Plan to his or her country through a designated bank/broker and/or within a certain time. The Participant acknowledges and agrees that it is his or her responsibility to be compliant with such regulations and understands that the Participant should speak with his or her personal legal advisor for any details regarding any foreign asset/account reporting or exchange control reporting requirements in the Participant’s country arising out of his or her participation in the Plan.

AVAST LIMITED

LONG TERM INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

RECITALS

A.The Board has adopted the Avast Limited Long Term Incentive Plan (as amended from time to time, the “Plan”) for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and the members of the Group Company.

B.The Participant is to render valuable services to the Company and/or any member of the Group Company, and this Performance Stock Unit Award Agreement (including any additional terms set forth on any appendices attached hereto, this “Agreement”) is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) in the form of Performance Stock Units (each a performance based restricted stock unit, a “CAGR PRU”).

C.All capitalized terms in this Agreement shall have the meaning assigned to them in herein. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.Grant of Performance Stock Units. The Company hereby awards to the Participant CAGR PRUs under the Plan. Each CAGR PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix A attached hereto, subject to the provisions of this Agreement and the Plan. The number of Shares subject to this Award, the applicable vesting schedule for the CAGR PRUs, the dates on which those Vested Shares shall be issued to the Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement.

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:
The “Award Date” shall mean the date the CAGR PRUs are granted to the Participant pursuant to this Agreement and shall be the date indicated in the notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing the Participant with notice of the issuance of a CAGR PRU award pursuant to the Plan and terms of this Agreement (the “Notice of Grant”).

Vesting Schedule:
The CAGR PRUs shall vest pursuant to the schedule set forth on Appendix A hereto.

Subject to the provisions of Appendix A hereto, the CAGR PRUs shall Vest on each applicable vesting date only if the Participant’s services have not been terminated as of such date, and no additional Shares shall Vest following the Participant’s date of a Termination of Service (as defined below) (the “Termination Date”).

Issuance Schedule:
The Shares in which the Participant Vests shall be issuable as set forth in Section 6. However, the actual number of Vested Shares to be issued will be subject to the provisions of Section 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix A.

2.Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.Cessation of Service. Subject to the provisions of Appendix A hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a member of the Group Company be terminated for any or no reason (whether or not in breach of local labor laws) (a “Termination of Service”), any unvested CAGR PRUs will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled and forfeited CAGR PRUs and the Participant’s right to receive CAGR PRUs and Vest under the Plan in respect thereof, if any, will terminate effective as of the Participant’s Termination Date. For purposes of service, transfer of employment between the Company and any member of the Group Company shall not constitute Termination of Service. The Committee shall have the sole discretion to determine when the Participant is no longer actively providing service for purposes of the Plan and the Participant’s Termination Date.

4.Corporate Transaction. Subject to the provisions of Appendix A hereto:

a.In the event of a Change in Control (which for purposes of this Agreement, shall be defined under the NortonLife Lock Inc. Executive Retention Plan, as amended, the “Executive Retention Plan”), any or all outstanding CAGR PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the CAGR PRUs), in each case in accordance with Section 13 of the Plan.

b.In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Section 4(a) above) pursuant to a Change in Control, this Award will expire on such transaction at such time and on such conditions as the Board shall determine in accordance with the Plan.

c.Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these CAGR PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.Adjustment in Shares. The Participant acknowledges that the CAGR PRUs and the Shares subject to the CAGR PRUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Should any change be made to the shares of Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities and any Dividend Equivalent Rights (as defined below) issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder in accordance with Section 14 of the Plan.

6.Issuance of Shares of Common Stock.

a.As soon as practicable following the applicable vesting date of any portion of the CAGR PRU (including the date (if any) on which vesting of any portion of this CAGR PRU accelerates), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Section 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2½) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. The value of Shares will not bear any interest owing to the passage of time.

b.If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any shares of Common Stock that otherwise would have been settled during the first six (6) months following the Participant’s separation from service will instead be settled during the seventh (7th) month following the Participant’s separation from service or (ii) the date of the Participant’s death following the Participant’s separation from service, unless the settlement of those shares of Common Stock are exempt from Section 409A of the Code.

c.In no event shall fractional Shares be issued.

d.The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the CAGR PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

e.As of any date that the Company pays an ordinary cash dividend on its shares of Common Stock, the Company shall credit the Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its shares of Common Stock on such date, multiplied by (ii) the total number of CAGR PRUs (with such total number adjusted pursuant to Section 5 of this Agreement, and Section 4.1 of the Plan) subject to this Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 6(e) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original CAGR PRUs to which they relate; provided, however, that the amount of any vested Dividend Equivalent Rights shall be paid in cash. For purposes of clarity, if the CAGR PRUs (or any portion thereof) are forfeited by the Participant pursuant to the terms of this Agreement, then the Participant shall also forfeit the Dividend Equivalent Rights, if any, accrued with respect to such forfeited CAGR PRUs. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 6(e) with respect to any CAGR PRUs which, immediately prior to the record date for that dividend, have either been paid pursuant to this Section 6 or terminated pursuant to Section 3.
7.Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any member of the Group Company (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of shares of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any member of the Group Company in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (a) in the event the CAGR PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (b) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or any member of the Group Company, and (c) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (b) and (c) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of shares of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any member of the Group Company, the Participant shall indemnify and hold the Company and any member of the Group Company harmless from any failure by the Company and/or any member of the Group Company to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Section 7.

The value of the Shares to be applied as a credit against the Tax Obligations will be determined based on the “fair market value” of these Shares, determined as of the effective date when the Tax

Obligations otherwise would have been withheld in cash. The Participant shall pay to the Company any amount of Tax Obligations that the Company may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, the Participant acknowledges that the Company has no obligation to deliver Shares to the Participant until the Participant has satisfied the obligations in connection with the Tax Obligations as described in this Section 7.

The Participant acknowledges that there may be adverse tax consequences upon the receipt or vesting of the CAGR PRUs or disposition of the underlying Shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or any member of the Group Company or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

8.Compliance with Laws and Regulations.
a.The issuance of shares of Common Stock pursuant to the CAGR PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any shares of Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the shares of Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries designated by the Participant (subject to the restrictions on transfer as set forth in this Agreement and the Plan).

10.Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices with attention to the General Counsel. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below the Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the CAGR PRU.

12.Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the courts of Delaware, or the federal courts for the United States District Court for the District of Delaware, and no other courts, where this grant is made and/or to be performed.

13.Excess Shares. If the Shares covered by this Agreement exceed, as of the date the CAGR PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.Employment At-Will. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment of the Company or any member of the Group Company for any period of specific duration, or be interpreted as forming or amending an employment or service contract with the Company or any member of the Group Company or interfere with or otherwise restrict in any way the rights of the Company (or any member of the Group Company retaining the Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service with the Company at any time for any reason, with or without cause.

15.Limitations Applicable to Section 16 Officers. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is a a Section 16 officer of the Company under the Exchange Act (a “Section 16 Officer”), the Plan, this Agreement and the CAGR PRUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

16.Entire Agreement. The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or any member of the Group Company in effect as of the date a determination is to be made under this Agreement.

17.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, CAGR PRUs granted under the Plan or future CAGR PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.Appendices. Notwithstanding any provisions in this Agreement, this Award shall be subject to the terms and conditions set forth in any appendices to this Agreement. Moreover, if the Participant relocates between countries, the country-specific terms for the new country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any appendices constitute part of this Agreement.

20.Waiver. The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant.

21.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the parties have executed this Agreement on this
    , 202[●].

NORTONLIFELOCK INC.

By:

Title:

Address:

PARTICIPANT

Signature:

Address:

APPENDIX A PERFORMANCE SCHEDULE
The number of CAGR PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in this Appendix A shall have the meaning ascribed to them in the Plan.

1.Grant of CAGR Performance Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of CAGR PRUs set forth in the Notice of Grant (the “CAGR PRU Grant”), subject to vesting terms as set forth below.

2.Performance Metrics.

This Agreement covers the Rule of 10 CAGR component of the FY23 CAGR PRUs granted to the Participant. The Participant can earn the CAGR PRUs based on the Company’s performance over the two
(2) year period set forth in the Notice of Grant hereafter referred to as the “Performance Period”, which Performance Period begins on April 1, 2023 and ends on April 4, 2025, as follows:

(b)Two (2) Year CAGR. Following the last day of the Company’s fiscal year ending April 4, 2025 (“FY25”) the Company shall determine the percentage achievement level from 0% to 200% based upon the Company’s Rule of 10 CAGR growth for the two (2) year period ending April 4, 2025 (“Two-Year CAGR Performance”). For the avoidance of doubt, the CAGR Performance Period shall begin on April 1, 2023 and end on April 4, 2025. Two-Year CAGR Performance between the Minimum Level and Threshold Level, between the Threshold Level and the Target Level, and between the Target Level and the Maximum Level will be determined based on a linear interpolation between the applicable performance levels.

Performance Levels	Two-Year CAGR Performance	CAGR Performance Percentage
Minimum	8%	0%
Threshold	9%	50%
Target	9.5%	100%
Maximum	10.5%	200%

(c)Final Achievement. At the end of the Performance Period, the number of PRUs earned shall be calculated using the Two-Year CAGR Performance. Nothing in this Section or elsewhere in the Agreement shall be read as allowing the Participant to earn more than 200% of the CAGR PRU Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix A, the Committee may, in its sole discretion, adjust the CAGR Performance goal(s) to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3.Committee Certification and Vesting of CAGR PRUs.

As soon as practicable following the completion of FY25, the Committee shall determine and certify in writing the Performance Level that has been attained for the CAGR Performance goal, the CAGR Performance Percentage (as provided in the table above) and the number of CAGR PRUs that are eligible to vest based on the CAGR Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the CAGR PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the CAGR PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested CAGR PRUs shall be binding on the Participant.

The earned CAGR PRUs will vest on the day following the last day of the Performance Period, subject to
(a)Committee certification as set forth above and (b) the Participant’s continued employment through the day following the last day of the Performance Period, except as provided in Sections 5 and 6 below.

4.Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The CAGR PRUs, to the extent Vested, shall be settled as soon as reasonably practicable following the end of the Performance Period.

5.Change in Control.

In the event of a Change in Control, where the Participant’s CAGR PRUs are assumed or substituted consistent with Section 4(a) of the Agreement, the Participant’s CAGR PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during FY23, the applicable CAGR Performance Percentage shall in all cases be 100%, notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change in Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Change in Control, where the successor corporation fails to assume the Participant’s CAGR PRUs or substitute an equivalent award such that Section 4(b) of the Agreement applies and the Award expires, the CAGR PRUs will accelerate and become immediately payable with a Rule of 10 CAGR Performance Percentage of 100%, notwithstanding any other higher performance then-predicted or expected.

6.Death, Disability and Involuntary Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason other than death or Disability prior to the end of FY23, the CAGR PRUs shall be immediately cancelled without consideration.

If the Company (or any majority or greater owned subsidiary) terminates a Participant’s services other than for Cause during the Performance Period but after the end of FY23, and provided that the Participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within sixty (60) days following such Termination Date, then the number of CAGR PRUs will accelerate and become immediately payable based on the granted CAGR PRUs at target level multiplied by the Proration Factor.

If, at any point while the award is outstanding, the Participant’s employment with the Company terminates by reason of death or Disability, the award shall Vest in full as of immediately prior to such termination.

7.Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any gains realized as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated (the “Covered Amounts”).

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (a) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (b) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that have a material impact on the Company’s Rule of 10 CAGR; or (c) a recommendation by the Board or Audit Committee of the Company as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (a) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (b) any unvested or unsettled Award (i) in the case of any adjustment or restatement of the Company’s financial statements (including a correction of the Company’s Rule of 10 CAGR), during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (ii) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

8.Section 409A of the Code

Notwithstanding the other provisions hereof, this Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a Termination of Service under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may a Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or this Agreement.

9.Definitions

(a).Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company's business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow the Participant a reasonable opportunity (but not in excess of ten (10) calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).Change in Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).Proration Factor shall mean a quotient, the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing with the start of the three-year Performance Period and ending with his or her Termination Date, and the denominator of which is thirty-six (36) months.

(d).Rule of 10 CAGR shall be computed as the average of the Rule of 10 Growth for each fiscal year during the Performance Period.

(e).Rule of 10 Growth shall be computed for each fiscal year during the Performance Period as the sum of: (i) the Company’s year over year Bookings Growth for the applicable fiscal year; and (ii) the amount (in percentage points) by which the Company’s Operating Margin exceeds 50% (not less than zero (0)) for the applicable fiscal year.

(f).Bookings Growth shall be computed for each fiscal year during the Performance Period as the percentage of growth in bookings in the applicable fiscal year from the prior fiscal year (in constant currency and not less than zero (0)). In addition, a one and one half (1.5) weighted factor will apply to bookings growth in excess of 5%. For example, if growth in bookings for a fiscal year is 8%, then the Bookings Growth for that fiscal year would be computed as 9.5% (i.e. 5% + 1.5 x 3%). Finally, a 0.5% deduction will apply to bookings growth below 4%. For example, if growth in bookings for a fiscal year is 3.5%, then the Bookings Growth for that fiscal year would be computes as 3% (3.5% -0.5% deduction).

(g).Operating Margin shall be computed for each fiscal year during the Performance Period according to the Company’s standard methodology for the applicable fiscal year.

APPENDIX B

ADDITIONAL PROVISIONS FOR PARTICIPANTS LOCATED OUTSIDE OF THE UNITED STATES

1.Nature of the Grant. In accepting this Agreement, the Participant acknowledges, understands and agrees that:

a.the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement;

b.the grant of CAGR PRUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of CAGR PRUs, or benefits in lieu of CAGR PRUs even if CAGR PRUs have been awarded in the past;

c.all decisions with respect to future grants of CAGR PRUs, if any, will be at the sole discretion of the Company;

d.the Participant’s participation in the Plan is voluntary;

e.the CAGR PRUs and the Shares subject to the CAGR PRUs, and the income from and value of same, are not intended to replace any pension rights or compensation;

f.the Participant’s participation in the Plan will not create or amend a right to further employment with the Company or, if different, the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate the Participant’s service at any time with or without cause;

g.CAGR PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and CAGR PRUs are outside the scope of the Participant’s employment contract, if any;

h.CAGR PRUs and the Shares subject to the CAGR PRUs, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

i.unless otherwise agreed with the Company, the CAGR PRUs and the Shares subject to the CAGR PRUs, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of a member of the Group Company;

j.in the event that Participant is not an employee of the Company, the grant of CAGR PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of CAGR PRUs will not be interpreted to form an employment contract with the Company or any member of the Group Company (including the Employer);

k.the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

l.if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of CAGR PRUs may increase or decrease;

m.no claim or entitlement to compensation or damages shall arise from forfeiture of the CAGR PRUs resulting from the Participant’s Termination of Service (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of this Award to which the Participant is otherwise not entitled, the Participant agrees not to institute any claim against the Company, or any member of the Group Company (including the Employer);

n.neither the Company, or any member of the Group Company (including the Employer) shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the CAGR PRUs or of any amounts due to the Participant pursuant to the settlement of the CAGR PRUs or the subsequent sale of any Shares acquired upon settlement;

o.the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan; and

p.the Participant should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

2.Language. The Participant acknowledges and agrees that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to enable him or her to understand the terms and conditions of this Agreement. Further, if the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

3.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s country, the broker’s country or the country in which the Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country, which may affect the Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., CAGR PRUs) or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company, as defined by the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before he or she possessed inside information. Furthermore, the Participant could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities, where third parties include fellow employees. The insider trading and/or market abuse laws may be different from any Company Insider Trading Policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter.

4.Foreign Asset/Account and Exchange Control Reporting. The Participant’s country may have certain exchange controls and foreign asset and/or account reporting requirements which may affect his or her ability to purchase or hold Shares under the Plan or receive cash from his or her participation in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Further, the Participant may be required to repatriate Shares or proceeds acquired as a result of participating in the Plan to his or her country through a designated bank/broker and/or within a certain time. The Participant acknowledges and agrees that it is his or her responsibility to be compliant with such regulations and understands that the Participant should speak with his or her personal legal advisor for any details regarding any foreign asset/account reporting or exchange control reporting requirements in the Participant’s country arising out of his or her participation in the Plan.

AVAST LIMITED

LONG TERM INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

RECITALS

A.The Board has adopted the Avast Limited Long Term Incentive Plan (as amended from time to time, the “Plan”) for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and the members of the Group Company.

B.The Participant is to render valuable services to the Company and/or any member of the Group Company, and this Performance Stock Unit Award Agreement (including any additional terms set forth on any appendices attached hereto, this “Agreement”) is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) in the form of Performance Stock Units (each a performance based restricted stock unit, a “TSR PRU”).

C.All capitalized terms in this Agreement shall have the meaning assigned to them herein. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.Grant of Performance Stock Units. The Company hereby awards to the Participant TSR PRUs under the Plan. Each TSR PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix A attached hereto, subject to the provisions of this Agreement. The number of Shares subject to this Award, the applicable vesting schedule for the TSR PRUs, the dates on which those Vested Shares shall be issued to the Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement.

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:
The “Award Date” shall mean the date the TSR PRUs are granted to the Participant pursuant to this Agreement and shall be the date indicated in the notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing the Participant with notice of the issuance of a TSR PRU award pursuant to the Plan and terms of this Agreement (the “Notice of Grant”).

Vesting Schedule:
The TSR PRUs shall Vest pursuant to the schedule set forth on Appendix A hereto.

Subject to the provisions of Appendix A hereto, the TSR PRUs shall Vest on each applicable vesting date only if the Participant’s services have not been terminated as of such date, and no additional Shares shall Vest following the Participant’s date of a Termination of Service (as defined below) (the “Termination Date”).

Issuance Schedule:
The Shares in which the Participant Vests shall be issuable as set forth in Section 6. However, the actual number of Shares to be issued will be subject to the provisions of Section 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix A.

2.Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.Cessation of Service. Subject to the provisions of Appendix A hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or member of the Group Company be terminated for any or no reason (whether or not in breach of local labor laws) (a “Termination of Service”), any unvested TSR PRUs will be immediately thereafter cancelled and forfeited for no consideration, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled and forfeited TSR PRUs and the Participant’s right to receive TSR PRUs and Vest under the Plan in respect thereof, if any, will terminate effective as of the Participant’s Termination Date. For purposes of service, transfer of employment between the Company and any member of the Group Company shall not constitute a Termination of Service. The Committee shall have the exclusive discretion to determine when a Termination of Service has occurred for purposes of the Plan and the Participant’s Termination Date.

4.Corporate Transaction. Subject to the provisions of Appendix A hereto:

a.In the event of a Change in Control (which for purposes of this Agreement, shall be defined under the NortonLife Lock Inc. Executive Retention Plan, as amended, the “Executive Retention Plan”), any or all outstanding TSR PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the TSR PRUs), in each case in accordance with Section 13 of the Plan.

b.In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Section 4(a) above) pursuant to a Change in Control, this Award will expire on such transaction at such time and on such conditions as the Board shall determine in accordance with the Plan.

c.Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these TSR PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.Adjustment in Shares. The Participant acknowledges that the TSR PSUs and the Shares subject to the TSR PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Should any change be made to the shares of Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities and any Dividend Equivalent Rights (as defined below) issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder in accordance with Section 14 of the Plan.

6.Issuance of Shares of Common Stock.

a.As soon as practicable following the applicable vesting date of any portion of the TSR PRU (including the date (if any) on which vesting of any portion of this TSR PRU accelerates), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Section 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2½) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. The value of Shares shall not bear any interest owing to the passage of time.

b.If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any shares of Common Stock that otherwise would have been settled during the first six (6) months following the Participant’s separation from service will instead be settled during the seventh (7th) month following the Participant’s separation from service or (ii) the date of the Participant’s death following the Participant’s separation from service, unless the settlement of those shares of Common Stock are exempt from Section 409A of the Code.

c.In no event shall fractional Shares be issued.

d.The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the TSR PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

e.As of any date that the Company pays an ordinary cash dividend on its shares of Common Stock, the Company shall credit the Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its shares of Common Stock on such date, multiplied by (ii) the total number of TSR PRUs (with such total number adjusted pursuant to Section 5 of this Agreement, and Section 4.1 of the Plan) subject to this Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 6(e) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original TSR PRUs to which they relate; provided, however, that the amount of any vested Dividend Equivalent Rights shall be paid in cash. For purposes of clarity, if the TSR PRUs (or any portion thereof) are forfeited by the Participant pursuant to the terms of this Agreement, then the Participant shall also forfeit the Dividend Equivalent Rights, if any, accrued with respect to such forfeited TSR PRUs. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 6(e) with respect to any TSRPRUs which, immediately prior to the record date for that dividend, have either been paid pursuant to this Section 6 or terminated pursuant to Section 3.

7.Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any member of the Group Company (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of shares of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any member of the Group Company in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion, subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (a) in the event the TSR PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (b) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or any member of the Group Company, and (c) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (b) and (c) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of shares of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any member of the Group Company, the Participant shall indemnify and hold the Company and the members of the Group Company harmless from any failure by the Company and/or any members of the Group Company to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Section 7.

The value of the Shares to be applied as a credit against the Tax Obligations will be determined based on the “fair market value” of these Shares, determined as of the effective date when the Tax

Obligations otherwise would have been withheld in cash. The Participant shall pay to the Company any amount of Tax Obligations that the Company may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, the Participant acknowledges that the Company has no obligation to deliver Shares to the Participant until the Participant has satisfied the obligations in connection with the Tax Obligations as described in this Section 7.

The Participant acknowledges that there may be adverse tax consequences upon the receipt or vesting of the TSR PRUs or disposition of the underlying Shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or any member of the Group Company or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

8.Compliance with Laws and Regulations.

a.The issuance of shares of Common Stock pursuant to the TSR PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the shares of Common Stock may be listed for trading at the time of such issuance.

b.The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any shares of Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the shares of Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries designated by the Participant (subject to the restrictions on transfer as set forth in this Agreement and the Plan).

10.Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices with attention to the General Counsel. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below the Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the TSR PRU.

12.Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the courts of Delaware, or the federal courts for the United States District Court for the District of Delaware, and no other courts, where this grant is made and/or to be performed.

13.Excess Shares. If the Shares covered by this Agreement exceed, as of the date the TSR PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.Employment At-Will. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment of the Company or any member of the Group Company for any period of specific duration, or be interpreted as forming or amending an employment or service contract with the Company or any member of the Group Company or interfere with or otherwise restrict in any way the rights of the Company (or any member of the Group Company retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service with the Company at any time for any reason, with or without cause.

15.Limitations Applicable to Section 16 Officers. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is a a Section 16 officer of the Company under the Exchange Act (a “Section 16 Officer”), the Plan, this Agreement and the TSR PRUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

16.Entire Agreement. The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or any member of the Group Company in effect as of the date a determination is to be made under this Agreement.

17.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, TSR PRUs granted under the Plan or future TSR PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.Appendices. Notwithstanding any provisions in this Agreement, this Award shall be subject to the terms and conditions set forth in any appendices to this Agreement. Moreover, if the Participant relocates between countries, the country-specific terms for the new country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any appendices constitute part of this Agreement.

20.Waiver. The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant.

21.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the parties have executed this Agreement on this
    , 202[●].

NORTONLIFELOCK INC.

By:

Title:

Address:

PARTICIPANT

Signature:

Address:

APPENDIX A

PERFORMANCE SCHEDULE

The number of TSR PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in this Appendix A shall have the meaning ascribed to them in the Plan.

1.Grant of TSR Performance Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of TSR PRUs set forth in the Notice of Grant (the “TSR PRU Grant”), subject to vesting terms as set forth below.

2.Performance Metrics.

The Participant can earn the TSR PRUs based on the Company’s performance over the three (3) year period set forth in the Notice of Grant hereafter referred to as the “Performance Period”, which Performance Period begins on April 2, 2022 (“FY23”) and ends April 4, 2025 (“FY25”). This Agreement covers the relative TSR component of the FY23 PRUs granted to the Participant.

Total Shareholder Return (TSR). The number of TSR PRUs that may be earned following the last day of FY25 will range from 0% to 200% of the total TSR PRU Grant, and shall be determined based upon the Company’s three (3) year TSR performance for FY25 as measured against the three (3) year TSR performance of the companies comprising the Nasdaq composite over the same period (with the companies in the Nasdaq composite being comprised of those companies that make up the Nasdaq composite at the end of FY25 and with TSR measurements being made at the end of FY25), all as determined by the Committee and set forth in the following chart (“TSR Performance”). Three (3) year Company TSR Performance versus three (3) year Nasdaq composite performance will be calculated as the sixty (60) trading day average of the Company’s stock price at the beginning and end of such three (3) year period. For the avoidance of doubt, the TSR Performance period shall begin on April 2, 2022 and end on April 4, 2025. TSR Performance between the Threshold Level and Maximum Level will be determined based on a linear interpolation between the applicable performance levels.

Performance Levels	TSR Performance	TSR Performance Percentage
Below Threshold Level	Below 25th percentile	0%
Threshold Level	25th percentile	50%
Target Level	50th percentile	100%
Maximum Level	75th percentile	200%

Nothing in this Section or elsewhere in the Agreement shall be read as allowing the Participant to earn more than 200% of the TSR PRU Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix A, the Committee may, in its sole discretion, adjust the TSR Performance goal(s) to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3.Committee Certification and Vesting of TSR PRUs.

As soon as practicable following the completion of the Performance Period, the Committee shall determine and certify in writing the TSR Performance that has been attained, the TSR Performance Percentage (as provided in the table above) and the number of TSR PRUs that will be eligible to vest based on the TSR Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the TSR PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the TSR PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested TSR PRUs shall be binding on the Participant.

The earned TSR PRUs will vest on the day following the last day of the Performance Period, subject to (a) Committee certification as set forth above and (b) the Participant’s continued service with the Company or any member of the Group Company through the day following the last day of the Performance Period, except as provided in Sections 5 and 6 below.

4.Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The TSR PRUs, to the extent Vested, shall be settled as soon as reasonably practicable following the end of the Performance Period.

5.Change in Control.

In the event of a Change in Control, where the Participant’s TSR PRUs are assumed or substituted consistent with Section 4(a) of the Agreement, the Participant’s TSR PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during FY23, the applicable TSR Performance Percentage shall in all cases be one hundred percent (100%), notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change in Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Change in Control, where the successor corporation fails to assume the Participant’s TSR PRUs or substitute an equivalent award such that Section 4(b) of the Agreement applies and the Award expires, the TSR PRUs will accelerate and become immediately payable with a TSR Performance Percentage of one hundred percent (100%), notwithstanding any other higher performance then-predicted or expected.

6.Death, Disability and Involuntary Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason other than death or Disability prior to the end of FY23, the TSR PRUs shall be immediately cancelled without consideration.

If the Company (or any majority or greater owned subsidiary) terminates a Participant’s services other than for Cause during the Performance Period but after the end of FY23, and provided that the Participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within sixty (60) days following such Termination Date, then the number of TSR PRUs will accelerate and become immediately payable based on the granted TSR PRUs at target level multiplied by the Proration Factor.

If, at any point while the award is outstanding, the Participant’s employment with the Company terminates by reason of death or Disability, the award shall Vest in full as of immediately prior to such termination.

7.Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any gains realized as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated (the “Covered Amounts”).

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (a) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (b) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that are material to such financial statements; or (c) a recommendation by the Company’s Board or Audit Committee as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (a) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (b) any unvested or unsettled Award (i) in the case of any adjustment or restatement of the Company’s financial statements , during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (ii) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

8.Section 409A of the Code

Notwithstanding the other provisions hereof, this Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a Termination of Service under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may a Participant directly or indirectly, designate the calendar year of payment.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or this Agreement.

9.Definitions

(a).Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the

Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company's business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow the Participant a reasonable opportunity (but not in excess of ten (10) calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).Change in Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).Proration Factor shall mean a quotient, the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing with the start of the three-year Performance Period and ending with his or her Termination Date, and the denominator of which is thirty-six (36) months.

(d).TSR shall mean the number, expressed as a percentage, equal to (i) the change in stock price over the applicable period (measured using a sixty (60) trading day average stock price at the beginning including the value of dividends issued over the same period and end of the applicable period) plus the value of dividends issued in the respective period, divided by (ii) the sixty (60) trading day average stock price at the beginning of the applicable period including the value of dividends issued over the same period.

(e).TSR Target Grant shall mean the number of shares of Common Stock associated with the TSR PRU grant as determined by the Committee, assuming a TSR Performance Percentage of one hundred percent (100%).

APPENDIX B

ADDITIONAL PROVISIONS FOR PARTICIPANTS LOCATED OUTSIDE OF THE UNITED STATES

1.Nature of the Grant. In accepting this Agreement, the Participant acknowledges, understands and agrees that:

a.the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement;

b.the grant of TSR PRUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of TSR PRUs, or benefits in lieu of TSR PRUs even if TSR PRUs have been awarded in the past;

c.all decisions with respect to future grants of TSR PRUs, if any, will be at the sole discretion of the Company;

d.the Participant’s participation in the Plan is voluntary;

e.the TSR PRUs and the Shares subject to the TSR PRUs, and the income from and value of same, are not intended to replace any pension rights or compensation;

f.the Participant’s participation in the Plan will not create or amend a right to further employment with the Company or, if different, the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate the Participant’s service at any time with or without cause;

g.TSR PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and TSR PRUs are outside the scope of the Participant’s employment contract, if any;

h.TSR PRUs and the Shares subject to the TSR PRUS, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

i.unless otherwise agreed with the Company, the TSR PRUs and the Shares subject to the TSR PRUS, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of a member of the Group Company;

j.in the event that Participant is not an employee of the Company, the grant of TSR PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of TSR PRUs will not be interpreted to form an employment contract with the Company or any member of the Group Company (including the Employer);

k.the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

l.if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of TSR PRUs may increase or decrease;

m.no claim or entitlement to compensation or damages shall arise from forfeiture of the TSR PRUs resulting from the Participant’s Termination of Service (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of this Award to which the Participant is otherwise not entitled, the Participant agrees not to institute any claim against the Company, or any member of the Group Company (including the Employer);

n.neither the Company or any member of the Group Company (including the Employer) shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the TSR PRUs or of any amounts due to the Participant pursuant to the settlement of the TSR PRUs or the subsequent sale of any Shares acquired upon settlement;

o.the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan; and

p.the Participant should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

2.Language. The Participant acknowledges and agrees that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to enable him or her to understand the terms and conditions of this Agreement. Further, if the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

3.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s country, the broker’s country or the country in which the Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country, which may affect the Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., TSR PRUs) or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company, as defined by the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before he or she possessed inside information. Furthermore, the Participant could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities, where third parties include fellow employees. The insider trading and/or market abuse laws may be different from any Company Insider Trading Policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter.

4.Foreign Asset/Account and Exchange Control Reporting. The Participant’s country may have certain exchange controls and foreign asset and/or account reporting requirements which may affect his orher ability to purchase or hold Shares under the Plan or receive cash from his or her participation in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Further, the Participant may be required to repatriate Shares or proceeds acquired as a result of participating in the Plan to his or her country through a designated bank/broker and/or within a certain time. The Participant acknowledges and agrees that it is his or her responsibility to be compliant with such regulations and understands that the Participant should speak with his or her personal legal advisor for any details regarding any foreign asset/account reporting or exchange control reporting requirements in the Participant’s country arising out of his or her participation in the Plan.

AVAST LIMITED

LONG TERM INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

RECITALS

A.The Board has adopted the Avast Limited Long Term Incentive Plan (as amended from time to time, the “Plan”) for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and the members of the Group Company.

B.The Participant is to render valuable services to the Company and/or any member of the Group Company, and this Performance Stock Unit Award Agreement (including any additional terms set forth on any appendices attached hereto, this “Agreement”) is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) in the form of Performance Stock Units (each a performance based restricted stock unit, a “VCP PRU”).

C.All capitalized terms in this Agreement shall have the meaning assigned to them herein. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.Grant of Performance Stock Units. The Company hereby awards to the Participant VCP PRUs under the Plan. Each VCP PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix A, subject to the provisions of this Agreement and the Plan. The number of Shares subject to this Award, the applicable vesting schedule for the VCP PRUs, the dates on which those Vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement.

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:
The Award Date shall mean the date the VCP PRUs are granted to the Participant pursuant to this Agreement (the “Award Date”) and shall be the date indicated in the notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing the Participant with notice of the issuance of a VCP PRU award pursuant to the Plan and terms of this Agreement (the “Notice of Grant”).

Vesting Schedule:
The VCP PRUs shall Vest pursuant to the schedule set forth on
Appendix A hereto.

Subject to the provisions of Appendix A hereto, the VCP PRUs shall Vest on each applicable vesting date only if the Participant’s services have not been terminated as of such date, and no additional Shares shall Vest following the Participant’s date of a Termination of Service (as defined below) (the “Termination Date”).

Issuance Schedule:
The Shares in which the Participant Vests shall be issuable as set forth in Section 6. However, the actual number of Shares to be issued will be subject to the provisions of Section 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix A.

2.Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.Cessation of Service. Subject to the provisions of Appendix A hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a member of the Group Company be terminated for any or no reason (whether or not in breach of local labor laws) (a “Termination of Service”), any unvested VCP PRUs will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled and forfeited VCP PRUs and the Participant’s right to receive VCP PRUs and Vest under the Plan in respect thereof, if any, will terminate effective as of the Participant’s Termination Date. For purposes of service, transfer of employment between the Company and any member of the Group Company shall not constitute Termination of Service. The Committee shall have the sole discretion to determine when the Participant is no longer actively providing service for purposes of the Plan and the Participant’s Termination Date.

4.Corporate Transaction. Subject to the provisions of Appendix A hereto:

a.In the event of a Change in Control (which for purposes of this Agreement, shall be defined under the NortonLife Lock Inc. Executive Retention Plan, as amended, the “Executive Retention Plan”), any or all outstanding VCP PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the VCP PRUs), in each case in accordance with Section 13 of the Plan.

b.In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Section 4(a) above) pursuant to a Change in Control, this Award will expire on such transaction at such time and on such conditions as the Board shall determine in accordance with the Plan.

c.Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these VCP PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.Adjustment in Shares. The Participant acknowledges that the VCP PSUs and the Shares subject to the VCP PRUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities and any Dividend Equivalent Rights (as defined below) issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder in accordance with Section 14 of the Plan.

6.Issuance of Shares of Common Stock.

a.As soon as practicable following the applicable vesting date of any portion of the VCP PRUs (including the date (if any) on which vesting of any portion of the VCP PRUs accelerate), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Section 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2½) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. The value of Shares will not bear any interest owing to the passage of time.

b.If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any shares of Common Stock that otherwise would have been settled during the first six (6) months following the Participant’s separation from service will instead be settled during the seventh (7th) month following the Participant’s separation from service, or (ii) the date of the Participant’s death following the Participant’s separation from service unless the settlement of those shares of Common Stock are exempt from Section 409A of the Code.

c.In no event shall fractional Shares be issued.

d.The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the VCP PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

e.As of any date that the Company pays an ordinary cash dividend on its shares of Common Stock, the Company shall credit the Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its shares of Common Stock on such date, multiplied by (ii) the total number of VCP PRUs (with such total number adjusted pursuant to Section 5 of this Agreement, and Section 4.1 of the Plan) subject to this Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 6(e) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original VCP PRUs to which they relate; provided, however, that the amount of any vested Dividend Equivalent Rights shall be paid in cash. For purposes of clarity, if the VCP PRUs (or any portion thereof) are forfeited by the Participant pursuant to the terms of this Agreement, then the Participant shall also forfeit the Dividend Equivalent Rights, if any, accrued with respect to such forfeited VCP PRUs. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 6(e) with respect to any VCP PRUs which, immediately prior to the record date for that dividend, have either been paid pursuant to this Section 6 or terminated pursuant to Section 3.
7.Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any member of the Group Company (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of shares of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any member of the Group Company in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (a) in the event the VCP PRUs are to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (b) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or the member of the Group Company, and (c) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (b) and (c) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any member of the Group Company, the Participant shall indemnify and hold the Company and the members of the Group Company harmless from any failure by the Company and/or any member of the Group Company to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Section 7.

The value of the Shares to be applied as a credit against the Tax Obligations will be determined based on the “fair market value” of these Shares, determined as of the effective date when the Tax Obligations otherwise would have been withheld in cash. The Participant shall pay to the Company any amount of Tax Obligations that the Company may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, the Participant acknowledges that the Company has no obligation to deliver Shares to the Participant until the Participant has satisfied the obligations in connection with the Tax Obligations as described in this Section 7.

The Participant acknowledges that there may be adverse tax consequences upon the receipt or vesting of the VCP PRUs or disposition of the underlying Shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or any member of the Group Company or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

8.Compliance with Laws and Regulations.
a.The issuance of shares of Common Stock pursuant to the VCP PRUs shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any shares of Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the shares of Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries designated by the Participant (subject to the restrictions on transfer as set forth in this Agreement and the Plan).

10.Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices with attention to the General Counsel. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below the Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the VCP PRUs.

12.Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the courts of Delaware, or the federal courts for the United States District Court for the District of Delaware, and no other courts, where this grant is made and/or to be performed.

13.Excess Shares. If the Shares covered by this Agreement exceed, as of the date the VCP PRUs are granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.Employment At-Will. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment of the Company or any member of the Group Company for any period of specific duration, or be interpreted as forming or amending an employment or service contract with the Company or any member of the Group Company or interfere with or otherwise restrict in any way the rights of the Company (or any member of the Group Company retaining the Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service with the Company at any time for any reason, with or without cause.

15.Limitations Applicable to Section 16 Officers. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is a a Section 16 officer of the Company under the Exchange Act (a “Section 16 Officer”), the Plan, this Agreement and the VCP PRUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

16.Entire Agreement. The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or any member of the Group Company in effect as of the date a determination is to be made under this Agreement.

17.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, VCP PRUs granted under the Plan or future VCP PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.Appendices. Notwithstanding any provisions in this Agreement, this Award shall be subject to the terms and conditions set forth in any appendices to this Agreement. Moreover, if the Participant relocates between countries, the country-specific terms for the new country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any appendices constitute part of this Agreement.

20.Waiver. The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant.

21.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the parties have executed this Agreement on this
    , 202[●].

NORTONLIFELOCK INC.

By:

Title:

Address:

PARTICIPANT

Signature:

Address:

APPENDIX A

PERFORMANCE SCHEDULE
The number of VCP PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in this Appendix A shall have the meaning ascribed to them in the Plan.

1.Grant of VCP Performance Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of VCP PRUs set forth in the Notice of Grant (the “VCP PRU Grant”), subject to vesting terms as set forth below.

2.Performance Metrics.

The Participant can earn the VCP PRUs based on the Company’s performance at any time over the “Performance Period”, which Performance Period begins on December 1, 2021 and ends April 3, 2026 (“FY26”).

Share Price Appreciation with Relative Total Shareholder Return (rTSR) Gates. Subject to applicable rTSR Gates of 25th % rTSR threshold for vesting between 50-100% of the VCP Target Grant, and 50th % rTSR for vesting in excess of 100% of the VCP Target Grant, the number of VCP PRUs that may be earned during the Performance Period will range from 0% to 200% of the total VCP Target Grant, and shall be determined by the Committee as set forth in Section 3, based upon the Company’s share price appreciation (which shall be determined by reference to the average closing price over any consecutive ninety (90) calendar day period during the Performance Period), as measured against the share price targets set forth in the following chart (“Share Price Targets”). The rTSR gates shall be determined by the Committee as set forth in Section 3, based upon the Company’s TSR performance as measured against the TSR performance of the companies comprising the Nasdaq composite from the date of grant through the same ninety (90) calendar day period during which the Share Price Targets were achieved during the Performance Period, as set forth in the following chart (“rTSR Gates”). For the avoidance of doubt, subject to applicable rTSR Gates, the Share Price Targets can be achieved at any time during the Performance Period, and the highest achievement during the Performance Period shall be utilized to determine the number of VCP PRUs earned upon the vesting date of the last day of FY26. Performance between the Threshold Level and Target Level and between the Target Level and the Maximum Level will be determined based on a linear interpolation between the applicable performance levels.

Performance Levels	rTSR Gates	Share Price Targets	VCP Performance %
Below Threshold Level	Below 25th % rTSR	Below $35/per share	0%
Threshold Level	25th % rTSR	$35/per share	50%
Target Level	25th % rTSR	$40/per share	100%
Maximum Level	50th %rTSR	$50/per share	200%

Nothing in this Section or elsewhere in this Agreement shall be read as allowing the Participant to earn more than 200% of the VCP Target Grant during the Performance Period.

Notwithstanding anything to the contrary in this Appendix A, the Committee may, in its sole discretion, adjust the VCP performance goal(s) to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3.Committee Certification and Vesting of VCP PRUs.

As soon as practicable following the completion of the Performance Period, the Committee shall determine and certify in writing the VCP performance goals have been attained, the VCP Performance Percentage (as provided in the table above) and the number of VCP PRUs that will be eligible to vest based on the VCP Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the

VCP PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the VCP PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested VCP PRUs shall be binding on the Participant.

The earned VCP PRUs will vest on the day following the last day of the Performance Period, subject to (a) Committee certification as set forth above and (b) the Participant’s continued employment through the day following the last day of the Performance Period, except as provided in Sections 5 and 6 below.

4.Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The VCP PRUs, to the extent Vested, shall be settled as soon as reasonably practicable following the end of the Performance Period.

5.Change in Control.

In the event of a Change in Control, where the Participant’s VCP PRUs are assumed or substituted consistent with Section 4(a) of the Agreement, the Participant’s VCP PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan, (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during FY23, the applicable VCP Performance Percentage shall in all cases be 100%, notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change in Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Change in Control, where the successor corporation fails to assume the Participant’s VCP PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the VCP PRUs will accelerate and become immediately payable at the higher of (a) VCP Performance Percentage of 100% (i.e., target) or (b) the then highest achieved performance percentage based on the Performance Metrics (as set forth in Section 2 above) as of that date.

6.Death, Disability and Involuntary Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason other than death or Disability prior to the end of FY23, the VCP PRUs shall be immediately cancelled without consideration.

If the Company (or any majority or greater owned subsidiary) terminates a Participant’s services other than for Cause during the Performance Period but after the end of FY23, and provided that the Participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within sixty (60) days following such Termination Date, then the number of VCP PRUs that will accelerate and become immediately payable will be determined using the higher of (a) a VCP Performance Percentage of 100% (i.e., target) or (b) the then highest achieved performance percentage based on the Performance Metrics (as set forth in Section 2 above) as of that date, multiplied by the Proration Factor.

If, at any point while the award is outstanding, the Participant’s employment with the Company terminates by reason of death or Disability, the award shall Vest in full as of immediately prior to such termination.

7.Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any gains realized as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated (the “Covered Amounts”).

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (a) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior

Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (b) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that are material to such financial statements; or (c) a recommendation by the Board or Company Audit Committee as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (a) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (b) any unvested or unsettled Award (i) in the case of any adjustment or restatement of the Company’s financial statements , during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (ii) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

8.Section 409A of the Code

Notwithstanding the other provisions hereof, this Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a Termination of Service under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment and in the event of a qualifying termination of employment, if the release period crosses two calendar years, any severance payments, which are deferred compensation, shall be paid in the calendar year following the year in which the termination occurs.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or this Agreement.

9.Definitions

(a).Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company's business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow the Participant a reasonable opportunity (but not in excess of ten (10) calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).Change in Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).Proration Factor shall mean a quotient, the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing with the start of the four-year Performance Period and ending with his or her termination date, and the denominator of which is fifty- two (52) months.

(d).rTSR shall mean the number, expressed as a percentage, equal to (i) the change in stock price over the applicable period (measured using a ninety (90) calendar day average stock price at the beginning (including the value of dividends issued over the same period) and end of the applicable period) plus the value of dividends issued in the respective period, divided by (ii) the ninety (90) calendar day average stock price at the beginning of the applicable period including the value of dividends issued over the same period.

(e).VCP Target Grant shall mean the number of shares of Common Stock associated with the VCP PRU grant as determined by the Committee, assuming a VCP Performance Percentage of 100%.

APPENDIX B
ADDITIONAL PROVISIONS FOR PARTICIPANTS LOCATED OUTSIDE OF THE UNITED STATES

1.Nature of the Grant. In accepting this Agreement, the Participant acknowledges, understands and agrees that:

a.the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement;

b.the grant of VCP PRUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of VCP PRUs, or benefits in lieu of VCP PRUs even if VCP PRUs have been awarded in the past;

c.all decisions with respect to future grants of VCP PRUs, if any, will be at the sole discretion of the Company;

d.the Participant’s participation in the Plan is voluntary;

e.the VCP PRUs and the Shares subject to the VCP PRUs, and the income from and value of same, are not intended to replace any pension rights or compensation;

f.the Participant’s participation in the Plan will not create or amend a right to further employment with the Company or, if different, the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate the Participant’s service at any time with or without cause;

g.VCP PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and VCP PRUs are outside the scope of the Participant’s employment contract, if any;

h.VCP PRUs and the Shares subject to the VCP PRUS, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

i.unless otherwise agreed with the Company, the VCP PRUs and the Shares subject to the VCP PRUS, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of a member of a Group Company;

j.in the event that Participant is not an employee of the Company, the grant of VCP PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of VCP PRUs will not be interpreted to form an employment contract with the Company or any member of the Group Company (including the Employer);

k.the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

l.if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of VCP PRUs may increase or decrease;

m.no claim or entitlement to compensation or damages shall arise from forfeiture of the VCP PRUs resulting from the Participant’s Termination of Service (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of this Award to which the Participant is otherwise not entitled, the Participant agrees not to institute any claim against the Company, or any member of the Group Company (including the Employer);

n.neither the Company nor any member of the Group Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the VCP PRUs or of any amounts due to the Participant pursuant to the settlement of the VCP PRUs or the subsequent sale of any Shares acquired upon settlement;

o.the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan; and

p.the Participant should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

2.Language. The Participant acknowledges and agrees that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to enable him or her to understand the terms and conditions of this Agreement. Further, if the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

3.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s country, the broker’s country or the country in which the Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country, which may affect the Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., VCP PRUs) or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company, as defined by the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before he or she possessed inside information. Furthermore, the Participant could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities, where third parties include fellow employees. The insider trading and/or market abuse laws may be different from any Company Insider Trading Policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter.

4.Foreign Asset/Account and Exchange Control Reporting. The Participant’s country may have certain exchange controls and foreign asset and/or account reporting requirements which may affect his or her ability to purchase or hold Shares under the Plan or receive cash from his or her participation in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Further, the Participant may be required to repatriate Shares or proceeds acquired as a result of participating in the Plan to his or her country through a designated bank/broker and/or within a certain time. The Participant acknowledges and agrees that it is his or her responsibility to be compliant with such regulations and understands that the Participant should speak with his or her personal legal advisor for any details regarding any foreign asset/account reporting or exchange control reporting requirements in the Participant’s country arising out of his or her participation in the Plan.

AVAST LIMITED

LONG TERM INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

RECITALS

A.The Board has adopted the Avast Limited Long Term Incentive Plan (as amended from time to time, the “Plan”) for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and the members of the Group Company.

B.The Participant is to render valuable services to the Company and/or any member of the Group Company, and this Performance Stock Unit Award Agreement (including any additional terms set forth on any appendices attached hereto, this “Agreement”) is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) in the form of Performance Stock Units (each a performance based restricted stock unit, a “VCP PRU”).

C.All capitalized terms in this Agreement shall have the meaning assigned to them herein. All undefined terms shall have the meaning assigned to them in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.Grant of Performance Stock Units. The Company hereby awards to the Participant VCP PRUs under the Plan. Each VCP PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix A, subject to the provisions of this Agreement and the Plan. The number of Shares subject to this Award, the applicable vesting schedule for the VCP PRUs, the dates on which those Vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement.

AWARD SUMMARY

Award Date and Number of Shares Subject to Award:
The Award Date shall mean the date the VCP PRUs are granted to the Participant pursuant to this Agreement (the “Award Date”) and shall be the date indicated in the notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing the Participant with notice of the issuance of a VCP PRU award pursuant to the Plan and terms of this Agreement (the “Notice of Grant”).

Vesting Schedule:
The VCP PRUs shall Vest pursuant to the schedule set forth on
Appendix A hereto.

Subject to the provisions of Appendix A hereto, the VCP PRUs shall Vest on each applicable vesting date only if the Participant’s services have not been terminated as of such date, and no additional Shares shall Vest following the Participant’s date of a Termination of Service (as defined below) (the “Termination Date”).

Issuance Schedule:
The Shares in which the Participant Vests shall be issuable as set forth in Section 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Section 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix A.

2.Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.

3.Cessation of Service. Subject to the provisions of Appendix A hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a member of the Group Company be terminated for any or no reason (whether or not in breach of local labor laws) (a “Termination of Service”), any unvested VCP PRUs will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled and forfeited VCP PRUs and the Participant’s right to receive VCP PRUs and Vest under the Plan in respect thereof, if any, will terminate effective as of the Participant’s Termination Date. For purposes of service, transfer of employment between the Company and any member of the Group Company shall not constitute Termination of Service. The Committee shall have the sole discretion to determine when the Participant is no longer actively providing service for purposes of the Plan and the Participant’s Termination Date.

4.Corporate Transaction. Subject to the provisions of Appendix A hereto:

a.In the event of a Change in Control (which for purposes of this Agreement, shall be defined under the NortonLife Lock Inc. Executive Retention Plan, as amended, the “Executive Retention Plan”), any or all outstanding VCP PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the VCP PRUs), in each case in accordance with Section 13 of the Plan.

b.In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Section 4(a) above) pursuant to a Change in Control, this Award will expire on such transaction at such time and on such conditions as the Board shall determine in accordance with the Plan.

c.Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these VCP PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.

d.This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

5.Adjustment in Shares. The Participant acknowledges that the VCP PSUs and the Shares subject to the VCP PRUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities and any Dividend Equivalent Rights (as defined below) issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder in accordance with Section 14 of the Plan.

6.Issuance of Shares of Common Stock.

a.As soon as practicable following the applicable vesting date of any portion of the VCP PRUs (including the date (if any) on which vesting of any portion of the VCP PRUs accelerate), the Company shall issue to, or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Section 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2½) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. The value of Shares will not bear any interest owing to the passage of time.

b.If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any shares of Common Stock that otherwise would have been settled during the first six (6) months following the Participant’s separation from service will instead be settled during the seventh (7th) month following the Participant’s separation from service, or (ii) the date of the Participant’s death following the Participant’s separation from service unless the settlement of those shares of Common Stock are exempt from Section 409A of the Code.

c.In no event shall fractional Shares be issued.

d.The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the VCP PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).

e.As of any date that the Company pays an ordinary cash dividend on its shares of Common Stock, the Company shall credit the Participant with a dollar amount equal to (i) the per share cash dividend paid by the Company on its shares of Common Stock on such date, multiplied by (ii) the total number of VCP PRUs (with such total number adjusted pursuant to Section 5 of this Agreement, and Section 4.1 of the Plan) subject to this Award that are outstanding immediately prior to the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the foregoing provisions of this Section 6(e) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original VCP PRUs to which they relate; provided, however, that the amount of any vested Dividend Equivalent Rights shall be paid in cash. For purposes of clarity, if the VCP PRUs (or any portion thereof) are forfeited by the Participant pursuant to the terms of this Agreement, then the Participant shall also forfeit the Dividend Equivalent Rights, if any, accrued with respect to such forfeited VCP PRUs. No crediting of Dividend Equivalent Rights shall be made pursuant to this Section 6(e) with respect to any VCP PRUs which, immediately prior to the record date for that dividend, have either been paid pursuant to this Section 6 or terminated pursuant to Section 3.
7.Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any member of the Group Company (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of shares of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any member of the Group Company in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (a) in the event the VCP PRUs are to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (b) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or the member of the Group Company, and (c) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations up to the maximum statutory amount. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arise that withholding pursuant to the foregoing alternatives (b) and (c) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arise prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any member of the Group Company, the Participant shall indemnify and hold the Company and the members of the Group Company harmless from any failure by the Company and/or any member of the Group Company to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Section 7.

The value of the Shares to be applied as a credit against the Tax Obligations will be determined based on the “fair market value” of these Shares, determined as of the effective date when the Tax Obligations otherwise would have been withheld in cash. The Participant shall pay to the Company any amount of Tax Obligations that the Company may be required to withhold as a result of the Participant’s participation in the Plan or the Participant’s purchase of Shares that cannot be satisfied by the means previously described. Finally, the Participant acknowledges that the Company has no obligation to deliver Shares to the Participant until the Participant has satisfied the obligations in connection with the Tax Obligations as described in this Section 7.

The Participant acknowledges that there may be adverse tax consequences upon the receipt or vesting of the VCP PRUs or disposition of the underlying Shares and that the Participant has been advised, and hereby is advised, to consult a tax advisor. The Participant represents that the Participant is in no manner relying on the Board, the Committee, the Company or any member of the Group Company or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) for tax advice or an assessment of such tax consequences.

8.Compliance with Laws and Regulations.
a.The issuance of shares of Common Stock pursuant to the VCP PRUs shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto, and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.

b.The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any shares of Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the shares of Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

9.Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and the Participant, the Participant’s assigns, the legal representatives, heirs and legatees of the Participant’s estate and any beneficiaries designated by the Participant (subject to the restrictions on transfer as set forth in this Agreement and the Plan).

10.Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices with attention to the General Counsel. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the address indicated below the Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

11.Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the VCP PRUs.

12.Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without resort to that state’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to, and consent to the exclusive jurisdiction of the State of Delaware and agree that such litigation shall be conducted only in the courts of Delaware, or the federal courts for the United States District Court for the District of Delaware, and no other courts, where this grant is made and/or to be performed.

13.Excess Shares. If the Shares covered by this Agreement exceed, as of the date the VCP PRUs are granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

14.Employment At-Will. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in the employment of the Company or any member of the Group Company for any period of specific duration, or be interpreted as forming or amending an employment or service contract with the Company or any member of the Group Company or interfere with or otherwise restrict in any way the rights of the Company (or any member of the Group Company retaining the Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s service with the Company at any time for any reason, with or without cause.

15.Limitations Applicable to Section 16 Officers. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is a a Section 16 officer of the Company under the Exchange Act (a “Section 16 Officer”), the Plan, this Agreement and the VCP PRUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

16.Entire Agreement. The Plan and this Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof; provided¸ however, that the terms of this Agreement shall not modify and shall be subject to the terms and conditions of any employment, consulting and/or severance agreement between the Company or any member of the Group Company in effect as of the date a determination is to be made under this Agreement.

17.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

18.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, VCP PRUs granted under the Plan or future VCP PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.Appendices. Notwithstanding any provisions in this Agreement, this Award shall be subject to the terms and conditions set forth in any appendices to this Agreement. Moreover, if the Participant relocates between countries, the country-specific terms for the new country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. Any appendices constitute part of this Agreement.

20.Waiver. The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other Participant.

21.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

IN WITNESS WHEREOF, the parties have executed this Agreement on this
    , 202[●].

NORTONLIFELOCK INC.

By:

Title:

Address:

PARTICIPANT

Signature:

Address:

APPENDIX A

PERFORMANCE SCHEDULE

The number of VCP PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in this Appendix A shall have the meaning ascribed to them in the Plan.

1.Grant of VCP Performance Stock Units.

Subject to the terms and conditions of the Agreement, the Notice of Grant and the Plan, the Company hereby grants to the Participant a number of VCP PRUs set forth in the Notice of Grant (the “VCP PRU Grant”), subject to vesting terms as set forth below.

2.Performance Metrics.

The Participant can earn the VCP PRUs based on the Company’s performance at any time over the “Performance Period”, which Performance Period begins on December 1, 2021 and ends April 3, 2026 (“FY26”).

Share Price Appreciation with Relative Total Shareholder Return (rTSR) Gates. Subject to applicable rTSR Gates of 25th % rTSR threshold for vesting between 50-100% of the VCP Target Grant, and 50th % rTSR for vesting in excess of 100% of the VCP Target Grant, the number of VCP PRUs that may be earned during the Performance Period will range from 0% to 300% of the total VCP Target Grant, and shall be determined by the Committee as set forth in Section 3, based upon the Company’s share price appreciation (which shall be determined by reference to the average closing price over any consecutive ninety (90) calendar day period during the Performance Period), as measured against the share price targets set forth in the following chart (“Share Price Targets”). The rTSR gates shall be determined by the Committee as set forth in Section 3, based upon the Company’s TSR performance as measured against the TSR performance of the companies comprising the Nasdaq composite from the date of grant through the same ninety (90) calendar day period during which the Share Price Targets were achieved during the Performance Period, as set forth in the following chart (“rTSR Gates”). For the avoidance of doubt, subject to applicable rTSR Gates, the Share Price Targets can be achieved at any time during the Performance Period, and the highest achievement during the Performance Period shall be utilized to determine the number of VCP PRUs earned upon the vesting date of the last day of FY26. Performance between the Threshold Level and Target Level and between the Target Level and the Maximum Level will be determined based on a linear interpolation between the applicable performance levels.

Performance Levels	rTSR Gates	Share Price Targets	VCP Performance %
Below Threshold Level	Below 25th % rTSR	Below $35/per share	0%
Threshold Level	25th % rTSR	$35/per share	50%
Target Level	25th % rTSR	$40/per share	100%
Accelerated Level	50th %rTSR	$50/per share	200%
Maximum Level	50th %rTSR	$60/per share	300%

Nothing in this Section or elsewhere in this Agreement shall be read as allowing the Participant to earn more than 300% of the VCP Target Grant during the Performance Period.
Notwithstanding anything to the contrary in this Appendix A, the Committee may, in its sole discretion, adjust the VCP performance goal(s) to account for strategic transactions to the extent the Committee determines to be reasonable or appropriate.

3.Committee Certification and Vesting of VCP PRUs.

As soon as practicable following the completion of the Performance Period, the Committee shall determine and certify in writing the VCP performance goals have been attained, the VCP Performance Percentage (as provided in the table above) and the number of VCP PRUs that will be eligible to vest based on the VCP Performance Percentage. Notwithstanding the foregoing, if pursuant to Section 5, the VCP PRUs cease to be subject to the Performance Levels, certification by the Committee shall no longer be required for the VCP PRUs to become vested pursuant to Section 5. The Committee’s determination of the number of earned and vested VCP PRUs shall be binding on the Participant.

The earned VCP PRUs will vest on the day following the last day of the Performance Period, subject to (a) Committee certification as set forth above and (b) the Participant’s continued employment through the day following the last day of the Performance Period, except as provided in Sections 5 and 6 below.

4.Timing of Settlement.

Subject to Section 5 and 6 below, the following settlement provisions shall apply.

The VCP PRUs, to the extent Vested, shall be settled as soon as reasonably practicable following the end of the Performance Period.

5.Change in Control.

In the event of a Change in Control, where the Participant’s VCP PRUs are assumed or substituted consistent with Section 4(a) of the Agreement, the Participant’s VCP PRUs will, to the extent applicable, be subject to the acceleration provisions of Section 1 of the Executive Retention Plan, (as well as all other provisions of such plan, including Section 3 thereof), provided that if a qualifying termination under the Executive Retention Plan occurs prior to or during FY23, the applicable VCP Performance Percentage shall in all cases be 100%, notwithstanding any other higher performance then-predicted or expected. For the avoidance of the doubt, the foregoing acceleration provisions assume a qualifying termination following such Change in Control as set forth in Section 1 of the Executive Retention Plan.

In the event of a Change in Control, where the successor corporation fails to assume the Participant’s VCP PRUs or substitute an equivalent award such that Section 4(b) of the Notice of Grant applies and the Award expires, the VCP PRUs will accelerate and become immediately payable at the higher of (a) VCP Performance Percentage of 100% (i.e., target) or (b) the then highest achieved performance percentage based on the Performance Metrics (as set forth in Section 2 above) as of that date.

6.Death, Disability and Involuntary Termination.

If the Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates for any reason other than death or Disability prior to the end of FY23, the VCP PRUs shall be immediately cancelled without consideration.

If the Company (or any majority or greater owned subsidiary) terminates a Participant’s services other than for Cause during the Performance Period but after the end of FY23, and provided that the Participant returns and makes effective a general release of claims in favor of the Company (and any majority or greater owned subsidiary) within sixty (60) days following such Termination Date, then the number of VCP PRUs that will accelerate and become immediately payable will be determined using the higher of (a) a VCP Performance Percentage of 100% (i.e., target) or (b) the then highest achieved performance percentage based on the Performance Metrics (as set forth in Section 2 above) as of that date, multiplied by the Proration Factor.

If, at any point while the award is outstanding, the Participant’s employment with the Company terminates by reason of death or Disability, the award shall Vest in full as of immediately prior to such termination.

7.Forfeiture and Clawback Provision

All benefits hereunder shall be subject to the provisions of any recoupment or clawback policy adopted by the Board or required by law, including but not limited to, any requirement to recoup or require forfeiture of any gains realized as a result of a financial restatement by the Company due to fraud or intentional misconduct to the extent such amounts would not have been granted, vested, paid or otherwise received had the financial results been calculated based on the Company’s financial statements as restated (the “Covered Amounts”).

In addition, the Board or Committee shall, in such circumstances as it deems appropriate, recoup or require forfeiture of any Covered Amounts in the event of (a) the Participant’s act or omission resulting in a violation of the Company’s Code of Conduct, Code of Ethics for Chief Executive Officer and Senior Financial Officers or other Company policy, provided that such act or omission occurs following the effective date of the applicable Code or policy, or any amendment to such Code or policy; (b) the adjustment of quarterly or annual financial statements (whether audited or unaudited) for any of the Company’s fiscal years during the Performance Period to correct one or more errors that are material to such financial statements; or (c) a recommendation by the Board or Company Audit Committee as the result of any ongoing internal investigation.

The Covered Amounts subject to recoupment or forfeiture pursuant to the foregoing shall include the amounts received by the Participant pursuant to this Award under this Agreement, including (a) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon the receipt or settlement of any Award granted hereunder, or upon the receipt or resale of any Shares underlying the Award and (b) any unvested or unsettled Award (i) in the case of any adjustment or restatement of the Company’s financial statements , during the three-year period preceding the date on which the Company determined, or if later first disclosed, that it is or will be preparing an adjustment or restatement; or (ii) in the case of any fraud, misconduct, act or omission by the Participant, during the three-year period preceding the date of such fraud, misconduct, act or omission, as determined by the Board or a committee thereof.

8.Section 409A of the Code

Notwithstanding the other provisions hereof, this Agreement is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and this Agreement shall be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, all provisions herein, or incorporated by reference, shall be construed and interpreted to comply with Section 409A of the Code and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. Any amount payable under this Agreement that constitutes deferred compensation subject to Section 409A of the Code shall be paid at the time provided under this Agreement or such other time as permitted under Section 409A of the Code. No interest will be payable with respect to any amount paid within a time period permitted by, or delayed because of, Section 409A of the Code. All payments to be made upon a Termination of Service under this Agreement that are deferred compensation may only be made upon a “separation from service” under Section 409A of the Code. For purposes of Section 409A of the Code, each payment made under this Agreement shall be treated as a separate payment. In no event may Participant directly or indirectly, designate the calendar year of payment and in the event of a qualifying termination of employment, if the release period crosses two calendar years, any severance payments, which are deferred compensation, shall be paid in the calendar year following the year in which the termination occurs.

Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Code Section 409A or for damages for failing to comply with Code Section 409A unless such failure is a result of the Company’s breach of this Plan or this Agreement.

9.Definitions

(a).Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) failure to perform, to the reasonable satisfaction of the Company, the Participant’s duties and/or responsibilities, as assigned or delegated by the Company; (ii) commission of a felony or crime of moral turpitude, including but not limited to embezzlement or fraud; (iii) material breach of the terms of the Participant’s employment agreement, confidentiality and intellectual property agreement or any other agreement by and between the Participant and the Company; (iv) commission of any act of dishonesty, misconduct or fraud in any way impacting the Company, its clients, or its affiliates; (v) any misconduct which brings the Company into disrepute, including conduct that injures or impairs the Company's business prospects, reputation or standing in the community; or (vi) violation of Company policies, including, without limitation, any violation of the Company’s Code of Conduct and Global Workforce Inclusion Policies; provided, however, that the Company shall allow the Participant a reasonable opportunity (but not in excess of ten (10) calendar days) to cure, to the reasonable satisfaction of the Company, any act or omission applicable to part (i), (iii), or (vi) above, if curable in the Company’s determination; provided, further, that it is understood that willful or grossly negligent acts or omissions will not be curable.

(b).Change in Control shall have the meaning ascribed to it in the Executive Retention Plan; provided, however, that, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would vest or become payable by reason of a Change in Control, such amount shall vest or become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(c).Proration Factor shall mean a quotient, the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing with the start of the four-year Performance Period and ending with his or her termination date, and the denominator of which is fifty- two (52) months.

(d).rTSR shall mean the number, expressed as a percentage, equal to (i) the change in stock price over the applicable period (measured using a ninety (90) calendar day average stock price at the beginning (including the value of dividends issued over the same period) and end of the applicable period) plus the value of dividends issued in the respective period, divided by (ii) the ninety (90) calendar day average stock price at the beginning of the applicable period including the value of dividends issued over the same period.

(e).VCP Target Grant shall mean the number of shares of Common Stock associated with the VCP PRU grant as determined by the Committee, assuming a VCP Performance Percentage of 100%.

APPENDIX B
ADDITIONAL PROVISIONS FOR PARTICIPANTS LOCATED OUTSIDE OF THE UNITED STATES

1.Nature of the Grant. In accepting this Agreement, the Participant acknowledges, understands and agrees that:

a.the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan or this Agreement;

b.the grant of VCP PRUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of VCP PRUs, or benefits in lieu of VCP PRUs even if VCP PRUs have been awarded in the past;

c.all decisions with respect to future grants of VCP PRUs, if any, will be at the sole discretion of the Company;

d.the Participant’s participation in the Plan is voluntary;

e.the VCP PRUs and the Shares subject to the VCP PRUs, and the income from and value of same, are not intended to replace any pension rights or compensation;

f.the Participant’s participation in the Plan will not create or amend a right to further employment with the Company or, if different, the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate the Participant’s service at any time with or without cause;

g.VCP PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and VCP PRUs are outside the scope of the Participant’s employment contract, if any;

h.VCP PRUs and the Shares subject to the VCP PRUS, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;

i.unless otherwise agreed with the Company, the VCP PRUs and the Shares subject to the VCP PRUS, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Participant may provide as a director of a member of a Group Company;

j.in the event that Participant is not an employee of the Company, the grant of VCP PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of VCP PRUs will not be interpreted to form an employment contract with the Company or any member of the Group Company (including the Employer);
k.the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

l.if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of VCP PRUs may increase or decrease;

m.no claim or entitlement to compensation or damages shall arise from forfeiture of the VCP PRUs resulting from the Participant’s Termination of Service (regardless of the reason for such termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any), and in consideration of this Award to which the Participant is otherwise not entitled, the Participant agrees not to institute any claim against the Company, or any member of the Group Company (including the Employer);

n.neither the Company nor any member of the Group Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the VCP PRUs or of any amounts due to the Participant pursuant to the settlement of the VCP PRUs or the subsequent sale of any Shares acquired upon settlement;

o.the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan; and

p.the Participant should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.

2.Language. The Participant acknowledges and agrees that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to enable him or her to understand the terms and conditions of this Agreement. Further, if the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

3.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on the Participant’s country, the broker’s country or the country in which the Shares are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country, which may affect the Participant’s ability to accept, acquire, sell, attempt to sell or otherwise dispose of Shares, rights to Shares (e.g., VCP PRUs) or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company, as defined by the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant placed before he or she possessed inside information. Furthermore, the Participant could be prohibited from (a) disclosing the inside information to any third party (other than on a “need to know” basis) and (b) “tipping” third parties or causing them otherwise to buy or sell securities, where third parties include fellow employees. The insider trading and/or market abuse laws may be different from any Company Insider Trading Policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter.

4.Foreign Asset/Account and Exchange Control Reporting. The Participant’s country may have certain exchange controls and foreign asset and/or account reporting requirements which may affect his or her ability to purchase or hold Shares under the Plan or receive cash from his or her participation in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Further, the Participant may be required to repatriate Shares or proceeds acquired as a result of participating in the Plan to his or her country through a designated bank/broker and/or within a certain time. The Participant acknowledges and agrees that it is his or her responsibility to be compliant with such regulations and understands that the Participant should speak with his or her personal legal advisor for any details regarding any foreign asset/account reporting or exchange control reporting requirements in the Participant’s country arising out of his or her participation in the Plan.